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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 23, 2003

                          GS MORTGAGE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                 333-100818                  13-6357101
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(STATE OR OTHER JURISDICTION       (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

     85 Broad Street
     New York, New York                                           10004
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   (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
    EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 902-1000.
                                                      --------------




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



Item 5.  Other Events.

          The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission, or "the Commission" on March 26, 2002, Commission File Number 1- 10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ended March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (which was filed with the Commission on May 13, 2001), June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2002 (which was filed with the Commission on August 14, 2002), September 30, 2002 and for the periods ending September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2002 (which was filed with the Commission on November 14, 2002), and the Current Reports on Form 8-K of Ambac Financial Group, Inc. filed with the Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002, October 17, 2002 and
     November 20, 2002, as they relate to Ambac Assurance Corporation, are hereby incorporated by reference in (i) this Current Report on Form 8-K;
     (ii) the registration statement (No. 333-100818) of the Registrant; and
     (iii) the Prospectus Supplement relating to GSRPM Mortgage Loan Trust 2003-1, Mortgage Pass-Through Certificates, and shall be deemed to be part hereof and thereof.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)   Not applicable

          (b)   Not applicable

          (c)   Exhibits:


                  ITEM 601(a) OF
                  REGULATION S-K
  EXHIBIT NO.     EXHIBIT NO.           DESCRIPTION
  -----------     -----------           -----------

  1               23                    Consent of KPMG LLP, independent
                                        auditors of Ambac Assurance Corporation
                                        with respect to the GSRPM Mortgage Loan
                                        Trust 2003-1, Mortgage Pass-Through
                                        Certificates, Series 2003-1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 23, 2003

                                             GS MORTGAGE SECURITIES CORP.


                                             By: /s/ Marvin J. Kabatznick
                                                 -------------------------
                                             Name:   Marvin J. Kabatznick
                                             Title:  CEO

                                  EXHIBIT INDEX



                     Item 601 (a) of       Sequentially
  Exhibit            Regulation S-K        Numbered
  Number             Exhibit No.           Description                   Page
  ------             -----------           -----------                   ----
  1                  23                    Independent Auditors'         5
                                           Consent